SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-27824                  33-0684451
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File No.)             Identification No.)


580 White Plains Road, Tarrytown, New York                        10591
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing
            Rule or Standard; Transfer of Listing.

         The common stock, par value $.01 per share (the "Common Stock"), of SPAR Group, Inc. (the "Company"), commenced trading on the NASDAQ Small Cap Market as of September 29, 2004. The Common Stock, which was trading on the NASDAQ National Market, will continue to trade under the ticker symbol SGRP on the NASDAQ Small Cap Market.

         On September 28, 2004, the Company issued as press release, attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1, reporting that it had received the Notice and the response anticipated by the Company.

         The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

      (a)   Exhibits
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              99.1      Press Release dated September 28, 2004.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 29, 2004

                                           SPAR Group, Inc.



                                           By: /s/ Charles Cimitile
                                               ---------------------------------
                                               Name:   Charles Cimitile
                                               Title:  Chief Financial Officer


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                                  Exhibit Index


            Exhibit No.         Description
            -----------         -----------

            99.1                Press Release dated September 28, 2004